Exhibit 10.44

AMENDMENT NO.  1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”), is entered into as of November 5, 2015, by and between Aegerion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Gregory Perry (the “Employee”).

WHEREAS, Employee and Company are parties to that certain Employment Agreement, dated as of June 26, 2015 (the “Employment Agreement); and

WHEREAS, Employee and Company have agreed to amend certain provisions of the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, Company and Employee agree as follows:

Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
1.	The following new definition shall be added to the Employment Agreement: “Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
2.

The final sentence of Section 7(b) of the Employment Agreement (entitled “Termination Due to Death or Disability”) shall be deleted in its entirety and replaced with the following:

“In the event of Employee’s termination as a result of Employee’s death or Disability, Employee or Employee’s estate or beneficiaries, as the case may be, shall be entitled only to the Accrued Obligations and the Retention Bonus Amount, and Employee shall have no further rights to any compensation or any other benefits under this Agreement.”

3.

Section 7(d) of the Employment Agreement (entitled “Termination by the Company without Cause”) shall be deleted in its entirety and replaced with the following:

“(d)            Termination by the Company without Cause. The Company may terminate Employee’s employment at any time without Cause, effective upon Employee’s receipt of written notice of such termination. In the event that Employee’s employment is terminated by the Company without Cause (other than due to death or Disability) and provided that he fully executes and does not revoke an effective Release of Claims as described in Section 7(g), Employee shall be eligible for:

(i)        The Accrued Obligations;

(ii)        The Severance Benefits;

(iii)       At the end of the Severance Term, the Retention Bonus Amount; and

(iv)       If such termination without Cause and the Date of Termination occur within eighteen (18) months after a Sale Event (as such term is defined in the Company’s 2010 Stock Option and Incentive Plan), acceleration of the vesting of 100% of Employee’s then outstanding unvested equity awards, such that all unvested equity awards vest and become fully exercisable or non-forfeitable as of the Date of Termination (the “Accelerated Equity Benefit”), in which case Employee shall have ninety (90) days from the Date of Termination to exercise the vested equity awards.

Notwithstanding the foregoing, the Severance Benefits shall immediately terminate, and the Company shall have no further obligations to Employee with respect thereto, in the event that Employee breaches any provision of the Confidentiality Agreement or the Release of Claims. Any such termination of payment or benefits shall have no effect on the Release of Claims or any of Employee’s post-employment obligations to the Company. Following such termination of Employee’s employment by the Company without Cause, except as set forth in this Section 7(d), Employee shall have no further rights to any compensation or any other benefits under this Agreement. For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment by the Company without Cause shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to his execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to his execution of the Release of Claims.

If the Company makes overpayments of Severance Benefits, Employee promptly shall return any such overpayments to the Company and/or hereby authorizes deductions from future Severance Benefit amounts.”

4.

The final sentence of Section 7(e) of the Employment Agreement (entitled “Termination by Employee with Good Reason”) shall be deleted in its entirety and replaced with the following:

“For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment with Good Reason shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to his execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to his execution of the Release of Claims.”

5.

The first sentence of Section 7(g) of the Employment Agreement (entitled “Release”) shall be deleted in its entirety and replaced with the following:

“Notwithstanding any provision herein to the contrary, the payment of the Severance Benefits and the Retention Bonus Amount pursuant to subsection (d) or (e) of this Section 7 (other than the Accrued Obligations) shall be conditioned upon Employee’s execution, delivery to the Company, and non-revocation of the Release of Claims (and the expiration of any revocation period contained in such Release of Claims) in accordance with the time limits set forth therein.”

6.

Other Provisions. The Employment Agreement, as modified by this Amendment, shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual or facsimile signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Employment Agreement as a sealed instrument as of the date first above written.

AEGERION PHARMACEUTICALS, INC.	EMPLOYEE

/s/ Mary Weger ___________ By: Mary Weger	/s/ Gregory Perry_______________ Gregory Perry
Title: Chief Performance Officer	Title: Chief Financial Officer

AMENDEMENT NO. 3 TO EMPLOYMENT AGREEMENT

This Amendment No. 3 to Employment Agreement (this “Amendment”), is entered into as of November 5, 2015, by and between Aegerion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Mark Sumeray (the “Employee”).

WHEREAS, Employee and Company are parties to that certain Employment Agreement, dated as of August 1, 2011, as amended as of September 1, 2011 and May 9, 2013 (the “Employment Agreement); and

WHEREAS, Employee and Company have agreed to amend certain provisions of the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, Company and Employee agree as follows:

Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
1.	The following new definition shall be added to the Employment Agreement: “Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
2.

The final sentence of Section 7(b) of the Employment Agreement (entitled “Termination Due to Death or Disability”) shall be deleted in its entirety and replaced with the following:

“In the event of Employee’s termination as a result of Employee’s death or Disability, Employee or Employee’s estate or beneficiaries, as the case may be, shall be entitled only to the Accrued Obligations and the Retention Bonus Amount, and Employee shall have no further rights to any compensation or any other benefits under this Agreement.”

3.

Section 7(d) of the Employment Agreement (entitled “Termination by the Company without Cause”) shall be deleted in its entirety and replaced with the following:

“(d)            Termination by the Company without Cause. The Company may terminate Employee’s employment at any time without Cause, effective upon Employee’s receipt of written notice of such termination. In the event that Employee’s employment is terminated by the Company without Cause (other than due to death or Disability) and provided that he fully executes and does not revoke an effective Release of Claims as described in Section 7(g), Employee shall be eligible for:

(i)        The Accrued Obligations;

(ii)        The Severance Benefits;

(iii)       At the end of the Severance Term, the Retention Bonus Amount; and

(iv)       If such termination without Cause and the Date of Termination occur within eighteen (18) months after a Sale Event (as such term is defined in the Company’s 2010 Stock Option and Incentive Plan), acceleration of the vesting of 100% of Employee’s then outstanding unvested equity awards, such that all unvested equity awards vest and become fully exercisable or non-forfeitable as of the Date of Termination (the “Accelerated Equity Benefit”), in which case Employee shall have ninety (90) days from the Date of Termination to exercise the vested equity awards.

Notwithstanding the foregoing, the Severance Benefits shall immediately terminate, and the Company shall have no further obligations to Employee with respect thereto, in the event that Employee breaches any provision of the Confidentiality Agreement or the Release of Claims. Any such termination of payment or benefits shall have no effect on the Release of Claims or any of Employee’s post-employment obligations to the Company. Following such termination of Employee’s employment by the Company without Cause, except as set forth in this Section 7(d), Employee shall have no further rights to any compensation or any other benefits under this Agreement. For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment by the Company without Cause shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to his execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to his execution of the Release of Claims.

If the Company makes overpayments of Severance Benefits, Employee promptly shall return any such overpayments to the Company and/or hereby authorizes deductions from future Severance Benefit amounts.”

at the end of the Severance Term, the Retention Bonus Amount, subject to his execution of the Release of Claims.”
4.

The final sentence of Section 7(e) of the Employment Agreement (entitled “Termination by Employee with Good Reason”) shall be deleted in its entirety and replaced with the following:

“For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment with Good Reason shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to his execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to his execution of the Release of Claims.”

5.

The first sentence of Section 7(g) of the Employment Agreement (entitled “Release”) shall be deleted in its entirety and replaced with the following:

“Notwithstanding any provision herein to the contrary, the payment of the Severance Benefits and the Retention Bonus Amount pursuant to subsection (d) or (e) of this Section 7 (other than the Accrued Obligations) shall be conditioned upon Employee’s execution, delivery to the Company, and non-revocation of the Release of Claims (and the expiration of any revocation period contained in such Release of Claims) in accordance with the time limits set forth therein.”

6.

Other Provisions. The Employment Agreement, as modified by this Amendment, shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual or facsimile signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 to Employment Agreement as a sealed instrument as of the date first above written.

AEGERION PHARMACEUTICALS, INC.	EMPLOYEE

/s/ Mary Weger______________ By: Mary Weger	/s/ Mark Sumeray__________ By: Mark Sumeray
Title: Chief Performance Officer	Title: Chief Medical Officer

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to Employment Agreement (this “Amendment”), is entered into as of November 5, 2015, by and between Aegerion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Martha J. Carter (the “Employee”).

WHEREAS, Employee and Company are parties to that certain Employment Agreement, dated as of February 14, 2011 (the “Employment Agreement); and

WHEREAS, Employee and Company have agreed to amend certain provisions of the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, Company and Employee agree as follows:

1.	The following new definition shall be added to the Employment Agreement: “Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
2.

The third sentence of Section 7(b) of the Employment Agreement (entitled “Termination Due to Death or Disability”) shall be deleted in its entirety and replaced with the following:

“In the event of Employee’s termination as a result of Employee’s death or Disability, Employee or Employee’s estate or beneficiaries, as the case may be, shall be entitled only to the following:  (i) the Accrued Obligations; (ii) the Retention Bonus Amount, and (iii) if the Date of Termination occurs between January 1 and March 15 following the immediately preceding calendar year, then Employee shall be eligible to receive her earned Target Bonus, if any.”

3.

Section 7(d) of the Employment Agreement (entitled “Termination by the Company without Cause”) shall be deleted in its entirety and replaced with the following:

“(d)            Termination by the Company without Cause. The Company may terminate Employee’s employment at any time without Cause, effective upon Employee’s receipt of written notice of such termination. In the event that Employee’s employment is terminated by the Company without Cause (other than due to death or Disability) and provided that she fully executes and does not revoke an effective Release of Claims as described in Section 7(g), Employee shall be eligible for:

(i)        The Accrued Obligations;

(ii)        The Severance Benefits;

(iii)       If the Date of Termination occurs between January 1 and March 15 following the immediately preceding calendar year, then Employee shall be eligible to receive her earned Target Bonus, if any;

(iv)      At the end of the Severance Term, the Retention Bonus Amount; and

(v)       If such termination without Cause and the Date of Termination occur within eighteen (18) months after a Sale Event (as such term is defined in the Company’s 2010 Stock Option and Incentive Plan), acceleration of the vesting of 100% of Employee’s then outstanding unvested equity awards, such that all unvested equity awards vest and become fully exercisable or non-forfeitable as of the Date of Termination (the “Accelerated Equity Benefit”), in which case Employee shall have ninety (90) days from the Date of Termination to exercise the vested equity awards.

Notwithstanding the foregoing, the Severance Benefits shall immediately terminate, and the Company shall have no further obligations to Employee with respect thereto, in the event that Employee breaches any provision of the Confidentiality Agreement or the Release of Claims. Any such termination of payment or benefits shall have no effect on the Release of Claims or any of Employee’s post-employment obligations to the Company. Following such termination of Employee’s employment by the Company without Cause, except as set forth in this Section 7(d), Employee shall have no further rights to any compensation or any other benefits under this Agreement. For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment by the Company without Cause shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to her execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to her execution of the Release of Claims.

If the Company makes overpayments of Severance Benefits, Employee promptly shall return any such overpayments to the Company and/or hereby authorizes deductions from future Severance Benefit amounts.”

4.

The final sentence of Section 7(e) of the Employment Agreement (entitled “Termination by Employee with Good Reason”) shall be deleted in its entirety and replaced with the following:

“For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment with Good Reason shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to her execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to her execution of the Release of Claims.”

5.

The first sentence of Section 7(g) of the Employment Agreement (entitled “Release”) shall be deleted in its entirety and replaced with the following:

“Notwithstanding any provision herein to the contrary, the payment of the Severance Benefits and the Retention Bonus Amount pursuant to subsection (d) or (e) of this Section 7 (other than the Accrued Obligations) shall be conditioned upon Employee’s execution, delivery to the Company, and non-revocation of the Release of Claims (and the expiration of any revocation period contained in such Release of Claims) in accordance with the time limits set forth therein.”

6.

Other Provisions. The Employment Agreement, as modified by this Amendment, shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual or facsimile signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Employment Agreement as a sealed instrument as of the date first above written.

AEGERION PHARMACEUTICALS, INC.	EMPLOYEE

/s/ Mary Weger______________ By: Mary Weger	/s/ Martha J. Carter_______________ By: Martha J. Carter
Title: Chief Performance Officer	Title: Chief Regulatory Officer

AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment No. 1 to Amended and Restated Employment Agreement (this “Amendment”), is entered into as of November 5, 2015, by and between Aegerion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Mary M. Weger (the “Employee”).

WHEREAS, Employee and Company are parties to that certain Amended and Restated Employment Agreement, dated as of April 14, 2015 (the “Employment Agreement); and

WHEREAS, Employee and Company have agreed to amend certain provisions of the Employment Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, Company and Employee agree as follows:

Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
1.	The following new definition shall be added to the Employment Agreement: “Retention Bonus Amount” shall mean any cash retention bonus awarded prior to the Date of Termination.
2.

The final sentence of Section 7(b) of the Employment Agreement (entitled “Termination Due to Death or Disability”) shall be deleted in its entirety and replaced with the following:

“In the event of Employee’s termination as a result of Employee’s death or Disability, Employee or Employee’s estate or beneficiaries, as the case may be, shall be entitled only to the Accrued Obligations and the Retention Bonus Amount, and Employee shall have no further rights to any compensation or any other benefits under this Agreement.”

3.

Section 7(d) of the Employment Agreement (entitled “Termination by the Company without Cause”) shall be deleted in its entirety and replaced with the following:

“(d)            Termination by the Company without Cause. The Company may terminate Employee’s employment at any time without Cause, effective upon Employee’s receipt of written notice of such termination. In the event that Employee’s employment is terminated by the Company without Cause (other than due to death or Disability) and provided that she fully executes and does not revoke an effective Release of Claims as described in Section 7(g), Employee shall be eligible for:

(i)        The Accrued Obligations;

(ii)        The Severance Benefits;

(iii)       At the end of the Severance Term, the Retention Bonus Amount; and

(iv)       If such termination without Cause and the Date of Termination occur within eighteen (18) months after a Sale Event (as such term is defined in the Company’s 2010 Stock Option and Incentive Plan), acceleration of the vesting of 100% of Employee’s then outstanding unvested equity awards, such that all unvested equity awards vest and become fully exercisable or non-forfeitable as of the Date of Termination (the “Accelerated Equity Benefit”), in which case Employee shall have ninety (90) days from the Date of Termination to exercise the vested equity awards.

Notwithstanding the foregoing, the Severance Benefits shall immediately terminate, and the Company shall have no further obligations to Employee with respect thereto, in the event that Employee breaches any provision of the Confidentiality Agreement or the Release of Claims. Any such termination of payment or benefits shall have no effect on the Release of Claims or any of Employee’s post-employment obligations to the Company. Following such termination of Employee’s employment by the Company without Cause, except as set forth in this Section 7(d), Employee shall have no further rights to any compensation or any other benefits under this Agreement. For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment by the Company without Cause shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to her execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to her execution of the Release of Claims.

If the Company makes overpayments of Severance Benefits, Employee promptly shall return any such overpayments to the Company and/or hereby authorizes deductions from future Severance Benefit amounts.”

her execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to her execution of the Release of Claims.”
4.

The final sentence of Section 7(e) of the Employment Agreement (entitled “Termination by Employee with Good Reason”) shall be deleted in its entirety and replaced with the following:

“For the avoidance of doubt, Employee’s sole and exclusive remedy upon a termination of employment with Good Reason shall be receipt of (i) the Severance Benefits (and, in the case of such a termination within eighteen (18) months after a Sale Event, the Accelerated Equity Benefit), subject to her execution of the Release of Claims, (ii) the Accrued Obligations, and (iii) at the end of the Severance Term, the Retention Bonus Amount, subject to her execution of the Release of Claims.”

5.

The first sentence of Section 7(g) of the Employment Agreement (entitled “Release”) shall be deleted in its entirety and replaced with the following:

“Notwithstanding any provision herein to the contrary, the payment of the Severance Benefits and the Retention Bonus Amount pursuant to subsection (d) or (e) of this Section 7 (other than the Accrued Obligations) shall be conditioned upon Employee’s execution, delivery to the Company, and non-revocation of the Release of Claims (and the expiration of any revocation period contained in such Release of Claims) in accordance with the time limits set forth therein.”

6.

Other Provisions. The Employment Agreement, as modified by this Amendment, shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. The execution of this Amendment may be by actual or facsimile signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Employment Agreement as a sealed instrument as of the date first above written.

AEGERION PHARMACEUTICALS, INC.	EMPLOYEE

__/s/ Gregory Perry______________ By: Gregory Perry	_/s/ Mary Weger ______ By: Mary Weger
Title: Chief Financial Officer	Title: Chief Performance Officer